Exhibit 10.1
EXECUTION COPY
     FOURTH AMENDMENT, dated as of February 18, 2009 (this “Fourth Amendment”), to the CREDIT AGREEMENT dated as of July 8, 2005, as amended by the First Amendment dated as of December 7, 2006, the Second Amendment dated as of December 18, 2006 and the Third Amendment dated as of August 7, 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among EXPEDIA, INC., a Delaware corporation; EXPEDIA, INC., a Washington corporation; TRAVELSCAPE, LLC, a Nevada limited liability company (successor to TRAVELSCAPE, INC., a Nevada corporation); HOTWIRE, INC., a Delaware corporation; the other Borrowing Subsidiaries from time to time party thereto; the LENDERS from time to time party thereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent; and J.P. MORGAN EUROPE LIMITED, as London Agent.
W I T N E S S E T H :
          WHEREAS the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and
          WHEREAS the Company has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders under the Credit Agreement whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Credit Agreement.
          SECTION 2. Amendment of Credit Agreement. Effective as of the Fourth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
          (a) Amendment of Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:
(i) The following terms are added thereto in appropriate alphabetical order:
“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum, without duplication, of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) the interest expense that would be imputed for such period in respect of Synthetic Lease Obligations of the Company and the Subsidiaries if such Synthetic Lease Obligations were accounted for as Capital Lease Obligations, determined on a consolidated basis in accordance with GAAP, (iii) any interest or other financing costs becoming payable during such period in respect of Indebtedness of the Company or its Subsidiaries to the extent such interest or other financing costs shall have been capitalized rather than included in consolidated interest expense for such period in accordance with GAAP and (iv) any cash payments made during such period in respect of obligations of the type referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, noncash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period and (ii) to the extent included in such consolidated interest expense for such period, noncash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period.
“Existing Indentures” means (a) the Indenture dated as of August 21, 2006 among the Company, the Subsidiary Guarantors from time to time parties thereto and The Bank of New York Trust Company, N.A., as Trustee, relating to the Company’s 7.456% Senior Notes due 2018, and (b) the Indenture dated as of June 24, 2008 among the Company, the Subsidiary Guarantors party thereto and The Bank of New York Trust Company, N.A., as Trustee, relating to the Company’s 8.5% Senior Notes due 2016.
“Fourth Amendment” means the Fourth Amendment, dated as of February 18, 2009, to this Agreement.
“Fourth Amendment Effective Date” has the meaning set forth in the Fourth Amendment.
     (ii) The definition of “Alternate Base Rate” is amended and restated in its entirety to read as follows:
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the LIBO Rate for a US Dollar Borrowing with a one month Interest Period commencing on such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%, provided that, for the avoidance of doubt, the LIBO Rate for any day shall be based on the rate appearing on the Reuters

BBA LIBOR Rates Page 3750 at approximately 11:00 a.m., London time, on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively.
     (iii) The definition of “Applicable Rate” is amended and restated in its entirety to read as follows:
“Applicable Rate” means, for any day, with respect to any ABR Revolving Loan or Eurocurrency Revolving Loan, or with respect to the commitment fees or letter of credit fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread”, “Commitment Fee Rate” or “Letter of Credit Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

	Commitment Fee	Letter of Credit
Leverage Ratio:	Rate	Fee Rate	ABR Spread	Eurocurrency Spread
Category 1

< 1.00	0.375%	2.500%	1.500%	2.500%

Category 2

≥ 1.00 and < 1.50	0.375%	2.625%	1.625%	2.625%

Category 3

≥ 1.50 and < 2.00	0.500%	2.750%	1.750%	2.750%

Category 4

≥ 2.00	0.500%	2.875%	1.875%	2.875%
For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company’s fiscal year based on the Company’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the Business Day following the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Applicable Rate shall be determined based on Category 4 if the Company fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the last day on which such statements are permitted to be delivered in conformity with Section 5.01(a) or (b), as the case may be, until such consolidated financial statements are delivered; provided further that, unless an Event of Default described in Section 7.01(h) or (i) has occurred with respect to the Company or any Borrower, the Administrative Agent or the Required Lenders shall have first made a request for such applicability of Category 4.
     (iv) The definition of “Consolidated EBITDA” is amended (A) to replace the word “and” at the end of clause (a)(iv) thereof with a comma and (B) to insert at the end of clause (a)(v) thereof “, (vi) any restructuring or other unusual, non-recurring charges for such period, provided that the amount of charges added back pursuant to this clause (vi) for such period, together with the aggregate amount of charges added back pursuant to this clause (vi) for any other period ending on any day during the 12 consecutive months ending on the last day of such period, shall not exceed $35,000,000, and (vii) non-cash goodwill and trade name impairment charges for such period”.
     (v) The definition of “Leverage Ratio” is amended and restated in its entirety to read as follows:
“Leverage Ratio” means, on any date, the ratio of (a) Consolidated Funded Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended on or before such date.
     (vi) The definitions of “Consolidated Net Worth” and “Consolidated Tangible Assets” are deleted in their entirety.
          (b) Amendment of Section 2.13(a). Section 2.13(a) of the Credit Agreement is amended to read in its entirety as follows:
“(a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.”
          (c) Amendment of Section 6.01. Section 6.01 of the Credit Agreement is amended by replacing clause (g) with the following:
“(g) other Indebtedness that, when aggregated with the aggregate outstanding Indebtedness of the Company secured by Liens and Securitization Transactions permitted pursuant to Section 6.02(f) and the aggregate sale price of the assets sold in sale and leaseback transactions permitted pursuant to Section 6.03, shall at no time exceed US$75,000,000.”
          (d) Amendment of Section 6.02. Section 6.02 of the Credit Agreement is amended by replacing clause (f) with the following:

“(f) other Liens securing Indebtedness and Securitization Transactions that, when aggregated with the Indebtedness of Subsidiaries permitted under Section 6.01(g) and the aggregate sale price of the assets sold in sale and leaseback transactions permitted under Section 6.03, do not exceed US$75,000,000 at any time; and”
          (e) Amendment of Section 6.03. Section 6.03 of the Credit Agreement is amended to read in its entirety as follows:
“SECTION 6.03. Sale and Leaseback Transactions. The Company will not, and will not permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, however, that, notwithstanding the above, the Company or any Subsidiary may engage in any sale and leaseback transactions if the aggregate sale price of the assets sold in such transactions, when aggregated with the Indebtedness of Subsidiaries permitted under Section 6.01(g) and the Indebtedness secured by Liens and Securitization Transactions permitted pursuant to Section 6.02(f), does not exceed US$75,000,000 at any time.”
          (f) Amendment of Section 6.05. Section 6.05 of the Credit Agreement is amended to read in its entirety as follows:
“SECTION 6.05. Restricted Payments. The Company will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests and (c) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and the Subsidiaries; provided, however, that so long as no Default or Event of Default shall exist or would be caused thereby, the Company may make Restricted Payments without limitation if the Leverage Ratio as of the end of the most recently completed fiscal quarter, giving pro forma effect to such Restricted Payments and any related incurrence of Indebtedness as if they had occurred on the last day of such quarter, shall have been equal to or less than 2.0 to 1.0.”

          (g) Amendment of Section 6.07. Section 6.07 of the Credit Agreement is amended to read in its entirety as follows:
“SECTION 6.07. Restrictive Agreements. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure any Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock, membership interests or similar Equity Interests or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by law or by this Agreement, (B) restrictions and conditions existing on the date hereof and identified on Schedule 6.07 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) restrictions and conditions with respect to a Person that is not a Subsidiary on the date hereof, which restrictions and conditions are in existence at the time such Person becomes a Subsidiary and are not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary, so long as such restrictions and conditions apply only to such Person, and (D) restrictions and conditions imposed by any Existing Indenture as in effect on the Fourth Amendment Effective Date or any agreement or document governing or evidencing any other Indebtedness of the Company or any Subsidiary permitted hereunder, provided that the restrictions and conditions contained in any such agreement or document are not less favorable to the Lenders than the restrictions and conditions imposed by the Existing Indentures as in effect on the Fourth Amendment Effective Date); (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the assets securing such Indebtedness, and (B) customary provisions in leases and other agreements restricting the assignment thereof; and (iii) clause (b) of the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder.”
          (h) Amendment of Section 6.10. Section 6.10 of the Credit Agreement is amended to read in its entirety as follows:

“SECTION 6.10 Leverage Ratio. The Company will not permit the Leverage Ratio at any time on or after the Fourth Amendment Effective Date to exceed 2.75 to 1.00.”
          (i) Amendment of Section 6.11. Section 6.11 of the Credit Agreement is amended to read in its entirety as follows:
“SECTION 6.11. Interest Expense Coverage Ratio. The Company will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters, to be less than 3.25 to 1.00.”
          SECTION 3. Representations, Warranties and Agreements. The Company, as to itself and each of the Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Agents that:
          (a) This Fourth Amendment has been duly executed and delivered by the Company and each Borrower and constitutes (assuming due execution by the Required Lenders) a legal, valid and binding obligation of the Company and each such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (b) After giving effect to this Fourth Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below) with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.
          (c) As of the Fourth Amendment Effective Date, after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing.
          SECTION 4. Effectiveness. This Fourth Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which:
          (a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, the Borrowers and Lenders constituting at least the Required Lenders;
          (b) the Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company and each Borrower, confirming the accuracy of the representations and warranties set forth in Section 3 hereof; and
          (c) the Administrative Agent shall have received the Amendment Fee and all other fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under the Credit Agreement;
provided that if the Fourth Amendment Effective Date shall not have occurred on or before February 18, 2009, this Fourth Amendment shall terminate and be of no further force and effect. The Administrative Agent shall notify the Company and the Lenders of the date of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding.
          SECTION 5. Effect of this Fourth Amendment. (a) Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of (other than a waiver of any Default that might otherwise have occurred under Section 6.11 of the Credit Agreement as in effect prior to the Fourth Amendment Effective Date), or otherwise affect the rights and remedies of the Agents, the Issuing Banks and the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being understood and agreed that all interest and fees accruing under the Credit Agreement in respect of periods prior to the Fourth Amendment Effective Date will accrue at the rates specified in the Credit Agreement prior to it being amended by this Fourth Amendment and be payable at the times provided in the Credit Agreement). Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          (b) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Fourth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 6. Applicable Law. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. Counterparts. This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.
          SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Fourth Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. The Company agrees to pay on the Fourth

Amendment Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Fourth Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on February 17, 2009 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.250% of the aggregate principal amount of the Commitments of such Lender outstanding on the Signing Date, whether used or unused. All fees shall be payable in immediately available funds and shall not be refundable.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA, INC., a Delaware corporation,

by:	/s/ Michael B. Adler
Name: Michael B. Adler
Title: Chief Financial Officer

EXPEDIA, INC., a Washington corporation,

by:	/s/ Michael B. Adler

Name: Michael B. Adler
Title: Chief Financial Officer

TRAVELSCAPE, LLC,

by:	/s/ Michael B. Adler

Name: Michael B. Adler
Title: Chief Financial Officer

HOTWIRE, INC,

by:	/s/ Michael B. Adler

Name: Michael B. Adler
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Executive Director

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	Bank of America, N.A.

	by:	/s/ Peter van der Horst
		Name:	Peter van der Horst
		Title:	Senior Vice President

Name of Institution:[1]
by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT
Name of Institution:

Royal Bank of Scotland

by:	/s/ William McGinty
	Name:	William McGinty
	Title:	Senior Vice President

Name of Institution:1

by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	Wachovia Bank, N.A.
	by:	/s/ Scott Suddreth
		Name:	Scott Suddreth
		Title:	Vice President

Name of Institution:[1]
by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:
BNP Paribas	by:	/s/ Nuala Marley
		Name:	Nuala Marley
		Title:	Managing Director

Name of Institution:[1]
BNP Paribas	by:	/s/ Maria Bliznakova
		Name:	Maria Bliznakova
		Title:	Vice President

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	HSBC Bank USA, National Association

	by:	/s/ Lawrence Li

	Name:	Lawrence Li
	Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	MIZUHO CORPORATE BANK, LTD.
/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

Name of Institution:[1]
by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:		SOCIETE GENERALE

	by:	/s/ Nigel Elvey Name: Nigel Elvey
Title: Vice President

Name of Institution:[1]

by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:		Sumitomo Mitsui Banking Corporation

	by:	/s/ Leo E. Pagarigan Name: Leo E. Pagarigan
Title: General Manager

Name of Institution:[1]

by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:		Barclays Bank PLC

	by:	/s/ David Barton Name: David Barton
Title: Director

Name of Institution:[1]

	by:	/s/ N/A
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Victor Pierzchalski Name: Victor Pierzchalski
Title: Authorized Signatory

Name of Institution:1

By:
Name:
Title:

1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	FIFTH THIRD BANK

	by:	/s/ Ashley Colmenero Name: Ashley Colmenero
Title: Relationship Manager

Name of Institution:[1]

by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	The Bank of New York Mellon

	by:	/s/ Robert Besser Name: Robert Besser
Title: Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	U.S. BANK NATIONAL ASSOCIATION
	by:	/s/ Kurban H. Merchant
		Name:	Kurban H. Merchant
		Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	First Commercial Bank, Los Angeles Branch
	by:	/s/ Frank Wen-Han Wu
		Name:	Frank Wen-Han Wu
		Title:	Deputy General Manager

Name of Institution:1

by:
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	The Governor and Company of the Bank of Ireland
	by:	/s/ Aoife Quinn
		Name:	Aoife Quinn
		Title:	Authorised Signatory

Name of Institution:1

by:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Authorised Signatory

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FOURTH AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution:	United Overseas Bank Limited, New York Agency
	by:	/s/ George Lim
		Name:	George Lim
		Title:	SVP & GM

Name of Institution:[1]	United Overseas Bank Limited, New York Agency
	by:	/s/ Mario Sheng
		Name:	Mario Sheng
		Title:	AVP

[1]	For any Lender requiring a second signature line.